                                   EXIBIT 10.3

THIS DEBENTURE MAY NOT BE VOLUNTARY TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS (I)(A) SUCH TRANSFER OR OTHER DISPOSITION IS COVERED BY A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (B) IN THE OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SECTION 5 OF THAT ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION SATISFACTORY TO COUNSEL TO THE CORPORATION SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH TRANSFER OR OTHER DISPOSITION AND (II) SUCH TRANSFER OR OTHER DISPOSITION IS MADE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.


SERIES B
--------
CONVERTIBLE DEBENTURE

                                 TELKONET, INC.,
                               A UTAH CORPORATION

Due _______________, 200__                                   ____________, 200_
                                                              $________________

TELKONET, INC., a corporation duly organized and existing under the laws of the State of Utah (the "Corporation"), for value received, hereby promises to pay to _____________________________________, upon presentation and surrender of this
Series B Convertible Debenture (the "Debenture") at the principal office of the Corporation at 902A Commerce Road, Annapolis, Maryland, 21401, the principal amount of this Debenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at such principal office from the date hereof at the rate of 8% per annum, but only by the issuance of shares of common stock, par value $0.001, of the Corporation (the "Common Stock"), on the earlier of the conversion of this Debenture or the Maturity Date, all as set forth herein, until payment of such principal amount has been made.

         1. GENERAL; PAYMENT OF INTEREST.

                  (a) This Debenture is designated as the Corporation's 8% Series B Convertible Debenture, in the aggregate principal amount of $____________, to be issued and dated on the date set forth above, and to be due and payable in full three (3) years from the date hereof (the "Maturity Date"). Initially, the Corporation will act as its own paying agent, registrar, and conversion agent with respect to the Debentures. The Corporation may appoint a substitute paying agent, registrar, or conversion agent without notice.

                  (b) Payment of any interest on the principal of this Debenture shall be made on the date set forth above, but shall be payable by the issuance by the Corporation of shares of Common Stock to the holder of this Debenture at an agreed and fixed value of the Common Stock of $0.55 per share of Common Stock.

         No fractional shares will be issued upon any payment of any interest hereunder, but the Corporation shall make adjustment therefor in cash.

         2. CONVERSION. The holder of this Debenture is entitled, at the holder's option, at any time after the date which occurs six (6) months from the date hereof and before the Maturity Date, to convert this Debenture (or any portion hereof which is $10,000 or an integral multiple of $10,000) into Common Stock of the Corporation a conversion price equal to $0.55 per share for each $10,000 principal amount of this Debenture converted, subject to such adjustment or adjustments, if any, of such conversion rate and the securities or other property issuable upon conversion as may be required by the provisions hereof, upon surrender of this Debenture at the office of the Corporation maintained for that purpose as designated above, accompanied by written notice in the form attached hereto as Schedule I that the holder hereof elects to convert this Debenture, or a specified portion hereof, which notice shall also state the name or names (with address or addresses) in which the certificates for such Common Stock shall be issued. No payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on securities issued on conversion (subject, however, to the right of the person in whose name this Debenture is registered at the close of business on the Record Date next preceding an Interest Payment Date to receive the interest payable on such Interest Payment
Date). No fractional shares will be issued upon any such conversion, but the Corporation shall make adjustment therefor in cash.

         3. DIVIDENDS IN STOCK OR PROPERTY, RECLASSIFICATIONS. In case at any time or from time to time the holders of the Common Stock of the Corporation (or any other shares of stock or other securities at that time receivable upon conversion of this Debenture) shall have received other additional or less stock or other securities or property (other than cash) without consideration therefor (whether through a dividend in stock of any class of stock of the Corporation or any other corporation, or a dividend in any securities or property other than cash, or through stock split, spin-off, split-off, reclassification, combination of shares, or otherwise), then and in each such case the holder of this Debenture, upon the conversion hereof, shall be entitled to receive, in lieu of the Common Stock called for hereby, the stock or other securities or property which said holder would hold on the date of such conversion if, from the date hereof to and including such date, he had been the holder of record of the number of shares of the Common Stock issuable upon conversion hereof and had retained such Common Stock and all such other or additional or less stock and other securities and property receivable in respect of such Common Stock.

         4. REORGANIZATIONS, CONSOLIDATIONS, MERGERS. In case of any reorganization of the Corporation, or any other corporation, the stock or securities of which are at the time deliverable on the conversion of this Debenture, or in case the Corporation or such other corporation shall consolidate with or merge into another corporation, or convey all or substantially all of its assets to another corporation, the holder of this

Debenture, upon the conversion hereof, shall be entitled to receive, in lieu of the Common Stock called for hereby, the stock or other securities or property to which such holder hereof would have been entitled upon the consummation of such reorganization, consolidation, merger, or conveyance if he had converted this Debenture immediately prior thereto; and in such case, the provisions of this Debenture shall be applicable to the shares of stock or other securities or property thereafter deliverable upon the conversion of this Debenture.

         5. ISSUANCE OF NEW DEBENTURES. In the event of conversion of this Debenture in part only, a new Debenture or Debentures for the unconverted portion hereof will be issued in the name of the holder upon the cancellation of this Debenture.

         6. SUBORDINATION OF DEBENTURE; STATUS OF DEBENTURES.

                  (a) The indebtedness evidenced by this Debenture is subordinate and subject in right of payment as to principal and interest to the prior payment in full of all principal, premium, if any, and interest on all indebtedness of the Corporation, regardless of when incurred, for money borrowed from any bank or other comparable financial institution up to a maximum of $5,000,000 outstanding at anyone time, but such maximum shall not apply to money borrowed that is secured by a first mortgage or other first lien on real property of the Corporation ("Senior Indebtedness"). Upon maturity of any Senior Indebtedness, payment in full must be made on such Senior Indebtedness before any payment is made on or in respect of this Debenture. During the continuance of any default with respect to any Senior Indebtedness entitling the holder thereof to accelerate the maturity thereof, or if any such default would be caused by any payment upon or in respect of the Debentures, no payment may be made by the Corporation upon or in respect of the Debentures. Upon any distribution of assets of the Corporation in any dissolution, winding up, liquidation, or reorganization of the Corporation, payment of the principal of and premium, if any, and interest on the Debentures will be subordinated to the prior payment in full of all Senior Indebtedness. Such subordination will not prevent the occurrence of any Event of Default. The holder of this Debenture, by accepting the same, agrees to and shall be bound by the subordination provisions hereof and invites each present and any future holder of Senior Indebtedness now or hereafter outstanding to rely thereon.

                  (b) The indebtedness evidenced by this Debenture shall be pari passu and of equal priority and standing to any other debentures, including, without limitation, the Series A Convertible Debentures heretofore issued by the Corporation in the aggregate principle amount of up to $2,500,000, and any other series of convertible debentures heretofore or hereafter issued by the Corporation. Upon any distribution of assets of the Corporation in any dissolution, winding up, liquidation or reorganization of the Corporation, payment of the principal of and premium, if any, and interest on the Debentures will be payable pari passu, in equal priority and standing, in any and all debentures heretofore or hereafter issued by the Corporation.

         7. DEFAULT. In the event that (a) the Corporation fails to make any payment of interest or principal hereunder when due and does not cure such failure within ten (10) days after receipt by the Corporation of written notice of such failure from one or more of the holders of the Debentures, or (b) files a petition for protection under any bankruptcy or insolvency law, then, in any such case, the principal of and accrued interest on this Debenture may be declared due and payable by the holder hereof, and upon such declaration shall become due and payable.

         8. COVENANTS OF THE CORPORATION. The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the conversion of this Debenture will, upon issuance, be fully paid and nonassessable and free from all taxes of governmental authorities in the United States with respect to the issue thereof and all liens and charges against such shares. The Corporation further covenants and agrees that, during the period within which the conversion rights represented by this Debenture may be exercised, the Corporation will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the conversion of this Debenture.

         9. CORPORATE OBLIGATIONS. No provision of this Debenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, place, and rate, and in the coin or currency, herein prescribed or to convert this Debenture as herein provided. No recourse under or upon any obligation, covenant, or agreement contained in this Debenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any promoter, subscriber to shares, incorporator, shareholder, officer, or director, as such, past, present, or future, of the Corporation or of any successor corporation, either directly or through the Corporation or any successor corporation or through any trustee, receiver, or any other person, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Debenture is solely a corporate obligation of the Corporation, and that any and all such personal liability , either at common law or in equity or by constitution or statute or rule of law, and any and all such rights and claims against, every such promoter, subscriber, incorporator, shareholder, officer, or director, as such, are hereby expressly waived and released by the holder by the acceptance of this Debenture and as a part of the consideration for the issue hereof.

         10. TRANSFER: EXCHANGE: REGISTRATION RIGHTS. (a) Subject to the limitation set forth on the first page hereof, the transfer of this Debenture is registrable in the Corporation's Debenture Register, upon surrender of this Debenture for registration of transfer at the principal office of the Corporation designated above, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Corporation duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Debentures are issuable only in registered form without coupons in denominations of $10,000 and any integral multiple thereof. Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Before due presentment of this Debenture for registration of transfer, the Corporation and any agent of the Corporation may treat the person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture is overdue, and neither the Corporation nor any such agent shall be affected by notice to the contrary.

         (b) The Common Stock issuable upon conversion of this Debenture enjoys certain rights to be registered for public sale under the Registration Rights Agreement with the Corporation which was entered into in connection with the issuance of this Debenture. The holder of this Debenture and the holder's respective transferees may transfer the registration rights granted under the Registration Rights Agreement to any person, but no such transfer shall affect the Corporation unless the Corporation is given written notice by the holder at the time of such transfer stating the name and address of the transferee and identifying the Common Stock with respect to which the rights are being transferred and unless the transferee agrees to be bound by all the terms and conditions of the Subscription Agreement relating to the registration rights.

         IN WITNESS WHEREOF, the Corporation has caused this Debenture to be duly executed under its corporate seal by the signature of its authorized officer, as of the ____ day of ________________, 200__.


WITNESS:                                   TELKONET, INC.


_____________________                      By:________________________________
                                              J. Gregory Fowler, President and
                                                   Chief Executive Officer

SCHEDULE I
----------

NOTICE OF ELECTION TO CONVERT


TO:      TELKONET, INC.
         902A Commerce Road
         Annapolis, Maryland 21401


         The undersigned owner of this Debenture hereby exercises the option to convert the principal amount of this Debenture, or portion thereof below designated, together with all accrued interest thereon, for shares of the Common Stock of TELKONET, INC., and for cash or other securities in accordance with the terms of the Debenture, and directs that the shares, cash, and other securities deliverable upon this conversion, together with any check in payment for fractional shares and any Debentures representing any nonexchanged principal amount hereof, be issued and delivered to the undersigned this ______________ day of ___________, 200__.


                                                ____________________________
                                                         (Print Name)


                                                ____________________________
                                                         Signature


                                                Principal amount to be converted
                                                $________________________


                                                Social Security or other
                                                taxpayer identifying
                                                number:

                                                __________________________
                                                __________________________
                                                __________________________
                                                __________________________

                                                (Address)

                                   EXIBIT 10.3
                                 TELKONET, INC.,
                               A UTAH CORPORATION
                     NOT TRANSFERABLE OR EXERCISABLE EXCEPT
                        UPON CONDITIONS HEREIN SPECIFIED
                          VOID AFTER 5:00 O'CLOCK P.M.,
                   EASTERN STANDARD TIME, ____________ , 200__


SERIES B
                                     WARRANT
                                     -------


         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS") AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL AND/OR SUBMISSION TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

                                 TELKONET, INC.,
                               a Utah corporation
                     Not Transferable Or Exercisable Except
                        Upon Conditions Herein Specified
                          Void after 5:00 O'Clock P.M.,
                     Eastern Standard Time, _________, 2004

SERIES B WARRANT
  _____________________________________________________________________________
                     WARRANT TO PURCHASE ____________ SHARES
 ______________________________________________________________________________

         Telkonet, Inc., a Utah corporation (the "Company") hereby certifies that, as of ___________ __, 200_, _________________________________________ and
his or its registered successors and permitted assigns registered on the books of the Company maintained for such purposes as the registered holder hereof (the "Holder"), for value received, is entitled to purchase from the Company _________________ (_________) fully paid and nonassessable shares (the "Shares") of common stock of the Company, par value of one-tenth cent ($.001) per Share, (the "Common Stock") at the purchase price of One Dollar ($1.00) per share (the "Exercise Price") (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

         1. EXERCISE OF WARRANTS.

                  (a) CASH EXERCISE. Subject to subsection (c) of this Section 1, upon presentation and surrender of this Warrant with the Purchase Form in the form of Exhibit A hereto duly executed, at the principal office of the Company at 902 A Commerce Road, Annapolis, Maryland 21401, or at such other place as the Company may designate by notice to the Holder hereof, together with a wire transfer or certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased, the Company shall promptly deliver to the Holder hereof, certificates representing the Shares being purchased. In the event that the Holder elects to exercise less than the full Warrant, and if the Warrant has not then expired, the Company shall execute and deliver to the Holder a new Warrant of like tenor granting the right to purchase an amount of Shares equal to the number of Shares granted hereby reduced by the sum of the number of Shares purchased upon such exercise.

                  (b) INSTALLMENTS. Subject to subsection (c) of this Section 1, this Warrant may be exercised in whole or in part in installments of not less than one thousand (1,000) Shares each; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant of like tenor entitling the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

                  (c) CONDITION PRECEDENT; EXPIRATION. A condition precedent to the exercise of this Warrant is the conversion of the Debenture by the Holder hereof to Common Stock of the Company. This Warrant may be exercised in whole or in part at any time prior to the date which occurs three (3) years from the date hereof (the "Expiration Date"), provided that at the time of each exercise the requirements of all applicable statutes regarding the exercise of this Warrant and the issuance of the Shares are met and satisfied. After the Expiration Date or any exercise of this Warrant in whole, this Warrant shall terminate and be null, void and of no further force or effect.

         2. EXCHANGE AND TRANSFER OF WARRANT. This Warrant (a) at any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other Warrants of like tenor registered in the name of the Holder, for another Warrant or other Warrants of like tenor in the name of such transferee Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered, and (b) may be sold, transferred, hypothecated, or assigned, in whole or in part, but only upon compliance with applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if requested by the Company).

         3. RIGHTS AND OBLIGATIONS OF WARRANT HOLDER.

                  (a) The Holder of this Warrant shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, in the event that any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made pursuant to the terms of this Warrant Certificate, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 5 hereof. In addition, the Holder of this Warrant, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant is registered on the books of the Company maintained for such purpose as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

                  (b) No Holder of this Warrant, as such, shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant be construed to confer upon any Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting stockholders (except for notices provided for herein), receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for those Shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

         4. SHARES UNDERLYING WARRANTS. The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully-paid and non-assessable, and free from all stamp taxes, liens, and charges with respect to the purchase thereof. The Company further covenants and agrees that, at all times prior to the Expiration Date, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock as shall be sufficient to permit the exercise in full of this Warrant and, should the need in the future arise, the Company shall again take such actions as are necessary to authorize the requisite number of shares of Common Stock to permit the exercise in full of this Warrant.

         5. DISPOSITION OF WARRANTS OR SHARES.

                  (a) The Holder of this Warrant and any transferee hereof or of the Shares issuable upon the exercise of the Warrant, by their acceptance hereof, hereby understand and agree that this Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) except, if requested by the Company, upon the issuance to the Company of a favorable opinion of counsel and/or submission to the Company of such evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts. It shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant.

                  (b) The stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

         "The securities represented by this certificate have not been registered under either Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except, if requested by the Company, upon the issuance to the Company of a favorable opinion of its counsel and/or submission to the Company of such other evidence as may be satisfactory to counsel of the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

         Except as provided in the Registration Rights Agreement of even date herewith, the Company has not agreed to register any of the Shares with respect to which this Warrant may be exercisable for distribution in accordance with the provisions of the Act or the State Acts, and the Company has not agreed to comply with any exemption from registration under the Act or the State Acts for the resale of the Shares with respect to which this Warrant may be exercised. Hence, it is the understanding of the Holder of this Warrant that by virtue of the provisions of certain rules respecting "restricted securities" promulgated by the Securities and Exchange Commission (the "SEC"), the Shares may be required to be held indefinitely, unless and until registered under the Act and the State Acts, unless an exemption from such registration is available, in which case the Holder may still be limited as to the number of Shares with respect to which this Warrant may be exercised that may be sold.

         6. ADJUSTMENTS. The number of Shares issuable upon the exercise of this Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:

                  (a) In case the Company shall: (i) pay a dividend in Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue, by reclassification of its shares of Common Stock, any shares of its capital stock, the number of Shares purchasable upon the exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon exercise of this Warrant that number of Shares which the Holder would have owned or would have been entitled to receive after the happening of such event had the Holder exercised the Warrant immediately prior to the record date, in the case of such dividend, or the effective date, in the case of any such subdivision, combination or reclassification. An adjustment made pursuant to this subsection (a) shall be made whenever any of such events shall occur, but shall become effective retroactively after such record date or such effective date, as the case may be, as to shares exercised between such record date or effective date and the date of happening of any such event.

                  (b) In case the Company shall (i) issue or sell any Common Stock, except for the Exempt Stock (as defined below), for less than the Current Market Price (as hereafter defined in Section 6(e)) per share at the time of such issuance or sale, or (ii) grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options or warrants for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock, whether or not immediately exercisable, convertible or exchangeable (such rights, options or warrants being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), or issue or sell (whether directly or by assumption in a merger or otherwise) Options or Convertible Securities, and the price per share for which shares of Common Stock are issuable upon exercise, conversion or exchange of such Options or Convertible Securities (determined by dividing (x) the aggregate amount received or receivable by the Company as consideration for the issue, sale or grant of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Options or Convertible Securities) shall be less than the Current Market Price per share of Common Stock on the date of such issue, sale or grant, whether or not the rights to exercise, exchange or convert thereunder are immediately exercisable, then (A) the Exercise Price shall be reduced to a price determined by multiplying the Exercise Price in effect prior to the adjustment referred to in this Section 6(b) by a fraction, the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue, sale or grant, plus (y) the consideration, if any, received by the Company upon any such issue or sale divided by the Current Market Price per Share at the time of such issue or sale, and the denominator of which is the total number of Shares outstanding immediately after such issue, sale or grant, and (b) the number of Shares for which this Warrant is exercisable shall be adjusted to equal the number obtained by dividing (x) the Exercise Price in effect immediately prior to such issue, sale or grant, multiplied by the number of Shares for which this Warrant is exercisable immediately prior to such issue, sale or grant by (y) the Exercise Price resulting from the adjustment made pursuant to this Section 6(b). If any such Options, or rights or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Exercise Price adjusted upon the issuance of such Options or Convertible Securities shall be readjusted to the Exercise Price that would have been in effect had an adjustment been made on the basis that the only Common Stock issued was the Common Stock, if any, actually issued or sold on the exercise of such Options or rights of conversion of such Convertible Securities, and such Common Stock, if any, was issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such Options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Company on the conversion of such Convertible Securities. For purposes of this provision, "Exempt Stock" shall mean (i) shares of Common Stock (or securities convertible into or exchangeable directly or indirectly for Common Stock) issued to officers, directors, employees to, consultants to or vendors (if in transactions with primarily non-financing purposes) to the Corporation pursuant to any stock purchase or stock option plan or agreement or otherwise, in each case as approved by the Board of Directors; (ii0 securities issued in connection with credit agreements with equipment lessors or commercial lenders approved by the Board of Directors; or (iii) securities issued pursuant to the acquisition of all or part of another company by the Corporation by merger or reorganization, or by the purchase of all or part of the assets of another company, pursuant to a plan, agreement, or arrangement approved by the Board of Directors.

                  (c) In case the Company shall pay a dividend or make a distribution of shares of its capital stock (other than Shares), evidences of its indebtedness, assets or rights, warrants or options (excluding (i) dividends or distributions payable in cash out of the current year's or retained earnings of the Company, (ii) distributions relating to subdivisions and combinations covered by Section 6(a), (iii) distributions relating to reclassifications, changes, consolidations, mergers, sales or conveyances covered by Section 6(d) and (iv) rights, warrants or options to purchase or subscribe for shares of Common Stock or Convertible Securities), then in each such case (A) the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the record date mentioned below by a fraction, the numerator of which shall be (x) the total number of shares of Common Stock then outstanding multiplied by the Current Market Price per Share on the record date mentioned below, less (y) the fair market value (as determined by the Board of Directors of the Company or any duly authorized committee thereof) as of such record date of said shares of stock, evidences of indebtedness or assets so paid or distributed or of such rights, warrants or options, and the denominator of which shall be the total number of shares of Common Stock then outstanding multiplied by the Current Market Price per Share on the record date mentioned below; and (B) the number of Shares for

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

which this Warrant is exercisable shall be adjusted to equal the number obtained by dividing (x) the Purchase Price in effect immediately prior to such dividend or distribution multiplied by the number of Shares for which this Warrant is exercisable immediately prior to such dividend or distribution by (y) the Purchase Price resulting from the adjustment made pursuant to this Section 6(c). Such adjustment shall be made whenever any such dividend is paid or such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution.

         In the event of a distribution by the Company of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Exercise Price, the Holder of this Warrant, upon the exercise thereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Holder would have been entitled if such Holder had exercised such Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 6.

                  (d) If any capital reorganization, reclassification or similar transaction involving the capital stock of the Company (other than as provided in Section 6(a)), any consolidation, merger or business combination of the Company with another corporation, or the sale or conveyance of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, prior to and as a condition of such reorganization, reclassification, consolidation, merger, business combination, sale or conveyance, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger, business combination, sale or conveyance not taken place. In any such case, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Exercise Price and of the number of Shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, business combination, sale or conveyance unless prior to or simultaneously with the consummation thereof the survivor or successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall (1) assume by written instrument executed and sent to each registered Holder, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and containing the express assumption by such successor corporation of the due and punctual performance and observance of every provision of this Warrant to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder, and (2) deliver to the registered Holder an opinion of counsel, in form and substance satisfactory to such Holder, to the effect that such written instrument has been duly authorized, executed and delivered by such successor corporation and constitutes a legal, valid and binding instrument enforceable against such successor corporation in accordance with its terms (except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and general principles or equity (regardless of whether such enforcement is sought in a proceeding in equity or at law)), and to such further effects as such Holder may reasonably request.

                  (e) For the purpose of any computation under this Warrant Certificate, the Current Market Price per Share at any date shall be: (i) if the Shares are listed on any national securities exchange, the average of the daily closing prices for the 15 consecutive business days commencing 2 business days before the day in question (the "Trading Period"); (ii) if the Shares are not listed on any national securities exchange but are quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the average of the high and low bids as reported by NASDAQ for the Trading Period; and (iii) if the Shares are neither listed on any national securities exchange nor quoted on NASDAQ, the fair market value of the Shares as determined in good faith by the Board of Directors of the Company.

                  (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $.01; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a Share, as the case may be.

                  (g) Whenever the number of Shares purchasable hereunder is adjusted as herein provided, the Company shall cause to be mailed to the Holder in accordance with the provisions of this Section 6 a notice (i) stating that the number of Shares purchasable upon exercise of this Warrant have been adjusted, (ii) setting forth the adjusted number of Shares purchasable upon the exercise of a Warrant, and (iii) showing in reasonable detail the computations and the facts, including the amount of consideration received or deemed to have been received by the Company, upon which such adjustments are based.

         7. FRACTIONAL SHARES. The Company shall not be required to issue any fraction of a Share upon the exercise of Warrants. If more than one Warrant shall be surrendered for exercise at one time by the same Holder, the number of full Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Shares with respect to which this Warrant is exercised. If any fractional interest in a Share shall be deliverable upon the exercise of this Warrant, the Company shall make an adjustment therefor in cash equal to such fraction multiplied by the Current Market Price of the Shares on the business day next preceding the day of exercise.

         8. REPURCHASE. The Company shall have no right to repurchase this Warrant or the Shares which may be purchased under this Warrant.

         9. REGISTRATION RIGHTS. The Holder shall have registration rights with respect to the Shares pursuant to the provisions and subject to the terms and conditions of a Registration Rights Agreement by and among the Company and the holders of various warrants issued by the Company, including the Holder.

         10. LOSS OR DESTRUCTION. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         11. SURVIVAL. The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant.

         12. REPRESENTATIONS OF HOLDER. The Holder represents and warrants to the Company as follows:

                  (a) The Holder may receive this Warrant free and clear of any restriction, agreement, claim or other impediment and the Holder is free to exercise this Warrant in accordance with the terms and conditions set forth in this Warrant; and

                  (b) The execution and delivery of this Warrant to the Holder by the Company does not constitute a breach or default under any other agreement, contract or arrangement which is binding upon the Holder.

         13. NOTICES. Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid, and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified in Section 1 hereof, and if to the Holder, it will be addressed to the registered Holder at his address as it appears on the books of the Company.

         14. SUCCESSORS. This Warrant shall be binding upon any successors or assigns of the Company and upon any heirs, successors or assigns of the Holder.

         15. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Utah.

         16. HEADINGS. The headings used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

         17. SATURDAYS, SUNDAYS, HOLIDAYS. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the State of Delaware, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

         18. ATTORNEY'S FEES. In the event that any dispute among the parties to this Warrant should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Warrant, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         IN WITNESS WHEREOF, Telkonet, Inc. has caused this Warrant to be executed and attested under seal by its officers thereunto duly authorized as of the ___ day of _________, 200_.

WITNESS:                                     TELKONET, INC.


_______________________                      By:_______________________ (SEAL)
                                                J. Gregory Fowler, President and
                                                   Chief Executive Officer

                                    EXHIBIT A
                                    ---------


                          PURCHASE FORM TO BE EXECUTED
                          UPON CASH EXERCISE OF WARRANT
                          -----------------------------


Telkonet, Inc.
902 A Commerce Road
Annapolis, Maryland  21401



         The undersigned hereby irrevocably elects to exercise the attached Warrant, according to the terms and conditions thereof, to the extent of ___________ shares of Common Stock, and hereby tenders $_________ in full payment of the purchase price in accordance with Section 1(a) of the Warrant.



DATE: ________________________                   ______________________________



                                    * * * * *


         The Common Stock certificates are to be issued as indicated below:

NAME                        ADDRESS                SSN/TAX ID         NO. SHARES




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